SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): November 5, 2007

IndyMac INDX Mortgage Loan Trust 2007-AR21IP
(exact name of issuing entity)
Commission File Number of the issuing entity: 333-140726-21

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-140726

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

155 North Lake Avenue Pasadena, California	91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 9. Financial Statements and Exhibits.

Item 9.01.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

8.1	Tax Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC. By: /s/ Victor H. Woodworth Victor H. Woodworth Vice President

Dated: November 5, 2007

Exhibit Index

Exhibit

8.1	Tax Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 8.1)